Exhibit 10.1
AMENDMENT NO. 3 TO CREDIT AGREEMENT
AMENDMENT dated as of July 27, 2010 (this “Amendment”) to the Credit Agreement dated as of May 25, 2007 (as heretofore amended or modified, the “Credit Agreement”) among VERINT SYSTEMS INC. (the “Borrower”), the LENDERS from time to time party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch), as Administrative Agent (the “Administrative Agent”).
WHEREAS, the parties hereto desire to amend the Credit Agreement to, among other things, (i) change the method of calculation of the Applicable Margin, (ii) increase the aggregate amount of Incremental Term Loans and Revolving Credit Commitment Increases permitted under the Credit Agreement and (iii) make certain changes to the negative covenants.
NOW, THEREFORE, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
Section 2. Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is amended as follows:
(a) the following definitions are inserted in appropriate alphabetical order:
“Effective Yield”: as to any Loans, the effective all-in-yield on such Loans as determined by the Administrative Agent, taking into account the applicable interest rate margins, any interest rate floors or similar devices and all fees, including upfront or similar fees or original issue discount (amortized over the shorter of (x) the weighted average life to maturity of such Loans and (y) the four years following the date of incurrence thereof) payable generally to lenders making such Loans, but excluding any arrangement, structuring or other fees payable in connection therewith that are not generally shared with the relevant lenders and customary consent fees paid generally to consenting lenders. For the Revolving Credit Facility, calculations of effective all-in-yield shall assume that the Revolving Credit Commitments are fully drawn.
“Third Amendment Effective Date”: the “Effective Date” as defined in Amendment No. 3 to Credit Agreement, dated as of July 27, 2010.

(b) the definition of “Applicable Margin” is amended and restated in its entirety to read as follows:
“Applicable Margin”: for each Type of Loan for any day, the rate per annum based on the Consolidated Leverage Ratio as of the relevant date of determination according to the following pricing grid:

		Base Rate	Eurodollar
	Consolidated Leverage Ratio	Loans	Loans
Category 1	Greater than 3:00:1:00	3.25%	4.25%
Category 2	Greater than 2:75:1:00 but less than or equal to 3:00:1:00	3.00%	4.00%
Category 3	Greater than 2:50:1:00 but less than or equal to 2:75:1:00	2.75%	3.75%
Category 4	Less than or equal to 2:50:1:00	2.50%	3.50%
Each change in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all relevant Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 6.1(a) or (b) and Section 6.2(b), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, from the Third Amendment Effective Date until the Borrower shall have delivered the financial statements and certificates required by Section 6.1(b) and Section 6.2(b), respectively, for the period ended July 31, 2010, the Consolidated Leverage Ratio shall be deemed to be in Category 3 for purposes of determining the Applicable Margin. In addition, (a) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 6.1(a) or (b) and Section 6.2(b), respectively, or (b) at any time after the occurrence and during the continuance of an Event of Default, the Consolidated Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Margin.
If any financial statement or Compliance Certificate delivered pursuant to Section 6.1 or 6.2, respectively, is inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Administrative Agent a corrected financial statement and a corrected Compliance Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined based on the corrected Compliance Certificate for such Applicable Period, and (iii) the Borrower shall immediately pay to the Administrative Agent (for the account of the applicable Lenders during the Applicable Period or their successors and assigns) the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period. This paragraph shall not limit the rights of the Administrative Agent or the Lenders with respect to Section 2.15(c) and Section 8 hereof, and shall survive the termination of this Agreement.

(c) the definition of “Base Rate” is amended and restated in its entirety to read as follows:
“Base Rate”: for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Eurodollar Rate for any day shall be based on the rate determined on such day at approximately 11:00 A.M., London time, by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers’ Association as an authorized vendor for the purpose of displaying such rates) (which rate on any day shall not be less than 1.5% per annum). For purposes hereof: “Prime Rate” shall mean the prime lending rate as set forth on the Reuters Telerate Page 5 (or such other comparable publicly available page as may, in the reasonable opinion of the Administrative Agent after notice to the Borrower, replace such page for the purpose of displaying such rate if such rate no longer appears on the Reuters Telerate page 5), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate, respectively.
(d) the definition of “Commitment Fee Rate” is amended and restated in its entirety to read as follows:
“Commitment Fee Rate”: 3/4 of 1% per annum.
(e) the definition of “Eurodollar Rate” is amended by inserting the following sentence at the end thereof:
Notwithstanding the foregoing, the Eurodollar Rate on any day shall not be less than 1.5% per annum.

(f) the definition of “Permitted Acquisition” is amended and restated in its entirety to read as follows:
“Permitted Acquisition”: an acquisition or any series of related acquisitions by the Borrower or any of its Subsidiaries (including any merger where the Borrower or any of its Subsidiaries is the surviving entity) of (a) all or substantially all of the assets or a majority of the outstanding voting Capital Stock or economic interests of a Person or (b) any division, line of business or other business unit of a Person (such Person or such division, line of business or other business unit of such Person shall be referred to herein as the “Permitted Acquisition Target”), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in pursuant to Section 7.15, so long as (i) no Default or Event of Default shall then exist or would exist after giving effect thereto, (ii) for any acquisition for an aggregate consideration greater than $10,000,000, the Borrower shall demonstrate to the reasonable satisfaction of the Administrative Agent that, both at the time of the proposed acquisition and after giving effect to the acquisition on a pro forma basis, the Borrower is in compliance with the covenant set forth in Section 7.1, (iii) for any acquisition for an aggregate consideration greater than $10,000,000, the Administrative Agent shall have received (A) a description of the material terms of such acquisition, (B) upon request, audited financial statements (or, if unavailable, management-prepared financial statements) of the Permitted Acquisition Target for its two most recent fiscal years and for any fiscal quarters ended within the fiscal year to date for which financial statements are readily available and (C) upon request, consolidated projected income statements of the Borrower and its Subsidiaries (giving effect to such acquisition), all in form and substance reasonably satisfactory to the Administrative Agent and (iv) such acquisition shall not be a “hostile” acquisition and shall have been approved by the Board of Directors or similar governing body and/or shareholders or other equity holders of the Permitted Acquisition Target.
(g) the definition of “Permitted Refinancing” is amended by deleting the word “and” at the end of clause (ii) thereof, replacing the period at the end of clause (iii) thereof with “; and” and inserting the following clause (iv) at the end thereof:
(iv) if such Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Obligations, such extension, refinancing, renewal, replacement, defeasance or refunding Indebtedness shall be subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders, taken as a whole, as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.
(h) the definitions of “Requisite Financial Statements” and “Requisite Ratings” are deleted in their entirety.

Section 3. Section 2.24 (Incremental Credit Extensions). Section 2.24 of the Credit Agreement is amended by (i) replacing the reference to “$50,000,000” with a reference to “$200,000,000” and (ii) inserting the following at the end of the fourth sentence thereof:
(provided that (1) if, following the incurrence of any Incremental Term Loans, the aggregate amount of Incremental Term Loans and Revolving Credit Commitment Increases would exceed $50,000,000, then (x) if the Effective Yield for such Incremental Term Loans as of the date of incurrence of such Incremental Term Loans exceeds the Effective Yield then applicable to any tranche of outstanding Term Loans or Incremental Term Loans (the amount of such excess being referred to herein as the “Term Loan Yield Differential”), then the Applicable Margin then in effect for such Term Loans and Incremental Term Loans shall automatically be increased by the Term Loan Yield Differential at each level in the pricing grid, effective upon the making of the Incremental Term Loans and (y) the weighted average life to maturity of the Incremental Term Loans shall be no shorter than the weighted average life to maturity of the Term Loans and (2) if, following the effectiveness of any Revolving Credit Commitment Increase, the aggregate amount of Revolving Credit Commitments would exceed $75,000,000, then if the Effective Yield for the Revolving Credit Commitments effected pursuant to such Revolving Credit Commitment Increase as of the effective date of such Revolving Credit Commitment Increase exceeds the sum of the Effective Yield then applicable to any tranche of outstanding Term Loans or Incremental Term Loans and 0.50% (the amount of such excess being referred to herein as the “Revolving Credit Yield Differential”), then the Applicable Margin then in effect for such Term Loans and Incremental Term Loans shall automatically be increased by the Revolving Credit Yield Differential at each level in the pricing grid, effective upon the effectiveness of the Revolving Credit Commitment Increase).
Section 4. Sections 6.1 and 6.2 (Financial Statements and Certificates; Other Information). Each instance of the parenthetical phrase “(except, until such time as clause (ii) of the definition of “Applicable Margin” has been satisfied, with respect to the impact of matters disclosed on Schedule 4.1)” in Sections 6.1 and 6.2 of the Credit Agreement is deleted in its entirety.
Section 5. Section 7.1 (Consolidated Leverage Ratio). The table appearing in Section 7.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

Consolidated
Fiscal Quarter	Leverage Ratio
July 31, 2007	6.00 to 1.00
October 31, 2007	6.00 to 1.00
January 31, 2008	5.50 to 1.00
April 30, 2008	5.50 to 1.00
July 31, 2008	5.50 to 1.00
October 31, 2008	5.50 to 1.00
January 31, 2009	4.50 to 1.00
April 30, 2009	4.50 to 1.00
July 31, 2009	4.50 to 1.00
October 31, 2009	4.50 to 1.00
January 31, 2010	3.50 to 1.00
April 30, 2010	3.50 to 1.00
July 31, 2010	3.50 to 1.00
October 31, 2010	3.50 to 1.00
January 31, 2011	3.50 to 1.00
April 30, 2011	3.50 to 1.00
July 31, 2011	3.50 to 1.00
October 31, 2011	3.50 to 1.00
January 31, 2012 and thereafter	3.00 to 1.00

Section 6. Section 7.2 (Limitation on Indebtedness). Paragraph (j) of Section 7.2 of the Credit Agreement is amended and restated in its entirety to read as follows:
unsecured or subordinated Indebtedness of the Borrower having no scheduled principal payments or prepayments prior to the later of the Term Loan Maturity Date and the latest maturity date of any Incremental Term Loans at such time and any Permitted Refinancing thereof; provided that at the time of the incurrence of such Indebtedness (i) no Default or Event of Default exists or will exist after giving effect to incurrence of such Indebtedness or the use of proceeds thereof and (ii) the Borrower would be in compliance with the covenant set forth in Section 7.1 determined on a pro forma basis as of the last day of the most recently ended fiscal quarter for which the Borrower’s consolidated financial statements have been delivered hereunder; provided further that the sum of (i) the aggregate amount of Indebtedness incurred to finance Permitted Acquisitions of entities which are not or do not become Subsidiary Guarantors, after giving effect to any such Permitted Acquisition and (ii) the aggregate amount of Permitted Acquisition Indebtedness of Subsidiaries that are not Subsidiary Guarantors, shall not exceed $25,000,000; provided further that such aggregate limitation shall be increased to $50,000,000 at any time when the Consolidated Leverage Ratio as at the last day of the most recent fiscal quarter for which the Borrower’s consolidated financial statements have been delivered hereunder and after giving pro forma effect to any incurrence or assumption of such Indebtedness is less than 3.00 to 1.00; provided further that (A) notwithstanding anything herein to the contrary, such Indebtedness shall not at any time benefit from any guarantee other than an unsecured or subordinated guarantee by a Subsidiary Guarantor and (B) if subordinated, such Indebtedness and each such guarantee shall be subordinated in right of payment to the Obligations on terms and pursuant to documentation reasonably satisfactory to the Administrative Agent;
Section 7. Representations of the Borrower. The Borrower represents and warrants that:
(a) the representations and warranties of the Loan Parties set forth in Section 4 of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof, except in each case to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;

(b) no Default or Event of Default has occurred and is continuing as of the date hereof;
(c) each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and the other Loan Documents as modified hereby. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such as have been obtained or made and are in full force and effect and filings in respect hereof required under the Exchange Act. This Amendment has been duly executed and delivered on behalf of each Loan Party. This Amendment constitutes, and each Loan Document as modified hereby constitutes, a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(d) the execution, delivery and performance of this Amendment and the Loan Documents as modified hereby will not violate any Requirement of Law or any material Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Security Documents); and
(e) the Borrower has previously received Corporate Ratings from each of Moody’s and S&P and has previously delivered to the Administrative Agent the Requisite Financial Statements (as defined in the Credit Agreement as in effect immediately prior to giving effect to this Amendment).
Section 8. Effectiveness. This Amendment shall become effective on the first date on which all of the following conditions have been satisfied (such date, the “Effective Date”):
(a) the Administrative Agent shall have received from the Borrower, each Subsidiary Guarantor and the Required Lenders an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;
(b) the Administrative Agent shall have received from Verint Video Solutions Inc. (“Verint Video”), as Grantor, an executed counterpart of an amendment substantially in the form attached hereto as Exhibit A (the “Mortgage Amendment”) to that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement dated as of July 24, 2007 (the “Existing Mortgage”);
(c) the Administrative Agent shall have received from the Borrower a fee for the account of each Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than 5:00 p.m. (New York time) on July 26, 2010 (or such later deadline, if any, as may be agreed to by the Borrower and indicated by the Administrative Agent to the Lenders for receipt of signatures) in an amount equal to 10 basis points of the sum of such Lender’s outstanding principal amount of Term Loans and Revolving Credit Commitment (whether used or unused) immediately prior to the effectiveness of this Amendment;

(d) any fees and expenses owing by the Borrower to the Administrative Agent (or its affiliates), as separately agreed to in writing by the Borrower and the Administrative Agent (or its affiliates) and invoiced to the Borrower in reasonable detail prior to the date hereof, shall have been paid in full;
(e) the Administrative Agent shall have received a written opinion of Jones Day, counsel to the Borrower and its Subsidiaries, dated as of the date hereof, in form and substance reasonably satisfactory to the Administrative Agent; and
(f) the Administrative Agent shall have received such certificates, resolutions or other documents of the Loan Parties as the Administrative Agent may reasonably require in connection herewith, including all documents and certificates it may reasonably request relating to (i) the organization, existence and good standing of each Loan Party, (ii) the corporate or other authority for and validity of this Amendment and each Loan Document as modified hereby and (iii) the incumbency of the officers of each Loan Party executing this Amendment, and other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.
Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
Section 10. Consent to Mortgage Amendment. Each Loan Party and each Lender party hereto hereby consents to the Administrative Agent and Verint Video entering into the Mortgage Amendment.
Section 11. Confirmation of Guaranties and Security Interests. By signing this Amendment, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (including the Existing Mortgage, as modified by the Mortgage Amendment) constitute Obligations, (ii) the Secured Parties are entitled to the benefits of the guarantees and the security interests set forth or created in the Guarantee and Collateral Agreement and the other Loan Documents (including the Existing Mortgage, as modified by the Mortgage Amendment) and (iii) notwithstanding the effectiveness of the terms hereof, the Guarantee and Collateral Agreement and the other Loan Documents (including the Existing Mortgage, as modified by the Mortgage Amendment) are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.
Section 12. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
Section 13. Loan Document. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.
Section 14. Cover Page. On the Effective Date, the cover page to the Credit Agreement will be replaced with the cover page attached hereto as Exhibit B, and the Persons listed as Agents on such cover page shall be assigned the titles appearing therein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER VERINT SYSTEMS INC.

By:	/s/ Douglas Robinson

Name: Douglas Robinson
Title: Chief Financial Officer

SUBSIDIARY GUARANTORS VERINT VIDEO SOLUTIONS INC. VERINT AMERICAS INC.
(f/k/a Witness Systems, Inc.)
VERINT WITNESS SYSTEMS LLC
(f/k/a Witness Systems, LLC)
VERINT BLUE PUMPKIN SOFTWARE LLC
(f/k/a Blue Pumpkin Software, LLC)

By:	/s/ Douglas Robinson

Name: Douglas Robinson
Title: Treasurer

ADMINISTRATIVE AGENT CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Jay Chall

Name: Jay Chall Title: Director

By:	/s/ Christopher Reo Day

Name: Christopher Reo Day
Title: Associate

LENDER Ares Enhanced Loan Investment Strategy III, Ltd., Ares Enhanced Loan Investment Strategy III, Ltd.
By: Ares Enhanced Loan Management III, L.P., its Portfolio Manager By: Ares Enhanced Loan III GP, LLC, its General Partner

By:	/s/ Americo Casella

Name: Americo Casella
Title: Vice President

LENDER Ares Institutional Loan Fund B.V., Ares Institutional Loan Fund B.V.
By: Ares Management Limited, as Manager

By:	/s/ Americo Casella

Name: Americo Casella
Title: Vice President

LENDER Ares XII CLO Ltd., Ares XII CLO Ltd.,
By: Ares CLO Management XIII, L.P., its Asset Manager By: Ares CLO GP XIII, LLC., its General Partner

By:	/s/ Americo Casella

Name: Americo Casella
Title: Vice President

LENDER ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD., ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.
By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, GP, LLC, AS GENERAL PARTNER

By:	/s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

LENDER Confluent 2 Limited, Confluent 2 Limited
By: Ares Private Account Management I, L.P., as Sub-Manager By: Ares Private Account Management I GP, LLC, its General Partner

By:	/s/ Americo Casella

Name: Americo Casella
Title: Vice President

LENDER Future Fund Board of Guardians
By: Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its Investment Manager (on behalf of the Elis IV Sub Account)
By: Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its General Partner

By:	/s/ Americo Casella

Name: Americo Casella
Title: Vice President

LENDER SEI Institutional Managed Trust Enhanced Income Fund, SEI Institutional Managed Trust Enhanced Income Fund
By: Ares Management LLC, as Portfolio Manager

By:	/s/ Americo Casella

Name: Americo Casella
Title: Vice President

LENDER Sei Institutional Investments Trust Enhanced LIBOR Opportunities Fund, Sei Institutional Investments Trust Enhanced LIBOR Opportunities Fund
By: Ares Management LLC, as Portfolio Manager

By:	/s/ Americo Casella

Name: Americo Casella
Title: Vice President

LENDER Barclays Bank PLC,

By:	/s/ Tina Wong

Name: Tina Wong
Title: Authorized Signatory

If a second signature is required:

By:

Name:
Title:

LENDER Essex Park CDO Ltd. By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

LENDER Inwood Park CDO Ltd. By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

LENDER Lafayette Square CDO Ltd. By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

LENDER Monument Park CDO Ltd. By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

LENDER Prospect Park CDO Ltd. By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

LENDER Credit Suisse Loan Funding LLC

By:	/s/ Barry Zamore

Name: Barry Zamore
Title: Managing Director

By:	/s/ Sathish Shanthan

Name: Sathish Shanthan
Title: Authorized Signatory

LENDER Arizona State Retirement System
By: Credit Suisse Alternative Capital, Inc., its Investment Adviser

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

If a second signature is required:

By:

Name:
Title:

LENDER Atrium CDO

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

If a second signature is required:

By:

Name:
Title:

LENDER Atrium II

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

If a second signature is required:

By:

Name:
Title:

LENDER Atrium III

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

If a second signature is required:

By:

Name:
Title:

LENDER Atrium IV

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

If a second signature is required:

By:

Name:
Title:

LENDER Atrium V
By: Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

If a second signature is required:

By:

Name:
Title:

LENDER Atrium VI
By: Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

If a second signature is required:

By:

Name:
Title:

LENDER Bentham Wholesale Syndicated Loan Fund
By:	Credit Suisse Alternative Capital, Inc., as Agent (Sub Advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER BA/CSCredit1 LLC
By:	Credit Suisse Alternative Capital, Inc., as Investment Manager duly appointed by Verizon Investment Management Corp. in its capacity as Managing Member of BA/CSCredit1 LLC

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
If a second signature is required:
By:
Name:
Title:

LENDER Castle Garden Funding
By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Revolving Credit Lender

By:	/s/ James Moran
	Name:	James Moran
	Title:	Managing Director

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate

LENDER Credit Suisse Dollar Senior Loan Fund, Ltd.
By: Credit Suisse Alternative Capital Inc., as Investment Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER CSAM Funding I
By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER CSAM Funding II
By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER CSAM Funding III
By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER CSAM Funding IV
By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Madison Park Funding I, Ltd,
By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Madison Park Funding II, Ltd.
By:	Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Madison Park Funding III, Ltd.
By:	Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Madison Park Funding IV, Ltd.
By:	Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Madison Park Funding V, Ltd.
By:	Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Madison Park Funding VI, Ltd.
By:	Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Empyrean Investments, LLC
By:	Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Anthony Hynes
	Name:	Anthony Hynes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Foothill CLO I, Ltd.
By:	The Foothill Group, Inc.,
as attorney-in-fact,

By:	/s/ Greg Apkarian
	Name:	Greg Apkarian
	Title:	Managing Member

If a second signature is required:
By:
Name:
Title:

LENDER The Foothill Group, Inc.,
By:	/s/ Greg Apkarian
	Name:	Greg Apkarian
	Title:	Vice President

If a second signature is required:
By:
Name:
Title:

LENDER First Trust/Four Corners Senior Floating Rate Income Fund
By:	Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

LENDER First Trust/Four Corners Senior Floating Rate Income Fund
By:	Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

LENDER SFR, Ltd.
By:	Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

LENDER General Electric Capital Corporation,
By:	/s/ Jeff Skinner
	Name:	Jeff Skinner
	Title:	Duly Authorized Signatory

LENDER Golden Gate Capital SPV, Ltd.
By:	/s/ Rob Stobo
	Name:	Rob Stobo
	Title:	Manager

If a second signature is required:
By:
Name:
Title:

LENDER GGC Finance Partnership, LP
By:	/s/ Rob Stobo
	Name:	Rob Stobo
	Title:	Trader

If a second signature is required:
By:
Name:
Title:

LENDER GoldenTree Loan Opportunities III, Limited
By:	GoldenTree Asset Management, LP

By:	/s/ William D. Christian
	Name:	William D. Christian
	Title:	Chief Operating Officer

LENDER GoldenTree Loan Opportunities IV, Ltd.
By:	GoldenTree Asset Management, LP

By:	/s/ William D. Christian
	Name:	William D. Christian
	Title:	Chief Operating Officer

LENDER GoldenTree Loan Opportunities V, Limited
By:	GoldenTree Asset Management, LP

By:	/s/ William D. Christian
	Name:	William D. Christian
	Title:	Chief Operating Officer

LENDER GoldenTree Leverage Loan Financing I, Ltd.
By:	GoldenTree Leverage Loan Manager, LLC

By:	/s/ William D. Christian
	Name:	William D. Christian
	Title:	Chief Operating Officer

LENDER GoldenTree Credit Opportunities Financing I, Limited
By:	GoldenTree Asset Management, LP

By:	/s/ William D. Christian
	Name:	William D. Christian
	Title:	Chief Operating Officer

LENDER GoldenTree Capital Opportunities, LP
By:	GoldenTree Asset Management, LP

By:	/s/ William D. Christian
	Name:	William D. Christian
	Title:	Chief Operating Officer

LENDER ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC,
By:	/s/ Keith Rothwell
	Name:	Keith Rothwell
	Title:	Authorized Signatory

If a second signature is required:
By:	/s/ Simon Firbank
	Name:	Simon Firbank
	Title:	Authorized Signatory

LENDER Callidus Debt Partners CLO Fund VI, Ltd.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Chief Operating Officer

LENDER Callidus Debt Partners CLO Fund VII, Ltd.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER Chelsea Park CLO Ltd.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER FM Leveraged Capital Fund I
By:	GSO/Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER FM Leveraged Capital Fund II
By:	GSO/Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER FriedbergMilstein Private Capital Fund I
By:	GSO/Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER Gale Force 1 CLO, Ltd.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER Gale Force 3 CLO, Ltd.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER Gale Force 4 CLO, Ltd.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER Gale Force 2 CLO, Ltd.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER Hudson Straits CLO 2004, Ltd.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER Maps CLO Fund II, Ltd.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER Riverside Park CLO Ltd.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER Tribeca Park CLO Ltd.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LENDER Gulf Stream-Compass CLO 2004-1, Ltd.
By:	Gulf Stream Asset Management LLC As Collateral Manager
Gulf Stream-Compass CLO 2005-1, Ltd.
By:	Gulf Stream Asset Management LLC As Collateral Manager
Gulf Stream-Compass CLO 2005-II, Ltd.
By:	Gulf Stream Asset Management LLC As Collateral Manager
Gulf Stream-Sextant CLO 2006-1, Ltd.
By:	Gulf Stream Asset Management LLC As Collateral Manager
Gulf Stream-Rashinban CLO 2006-1, Ltd.
By:	Gulf Stream Asset Management LLC As Collateral Manager
Gulf Stream-Sextant CLO 2007-1, Ltd.
By:	Gulf Stream Asset Management LLC As Collateral Manager
Gulf Stream-Compass CLO 2007, Ltd.
By:	Gulf Stream Asset Management LLC As Collateral Manager
Neptune Finance CCS, Ltd.
By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

LENDER Bushnell Loan Fund II, Ltd.
By:	/s/ Patrick M. Cook
	Name:	Patrick M. Cook
	Title:	Assistant Vice President

If a second signature is required:
By:
Name:
Title:

LENDER The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund
By:	Hartford Investment Management Company, Its Sub-advisor

By:	/s/ Michael Pineav
	Name:	Michael Pineav
	Title:	Vice President

If a second signature is required:
By:
Name:
Title:

LENDER Stedman Loan Fund II, Ltd.
By:	/s/ Patrick M. Cook
	Name:	Patrick M. Cook
	Title:	Assistant Vice President

If a second signature is required:
By:
Name:
Title:

LENDER Armstrong Loan Funding, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Brentwood CLO Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Eastland CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Gleneagles CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Grayson CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Greenbriar CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Jasper CLO Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Highland Credit Opportunities CDO Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Highland Loan Funding V Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Southfork CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Liberty CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Loan Funding IV LLC
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Loan Funding VII LLC
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Longhorn Credit Funding, LLC
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Red River CLO Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Rockwall CDO II Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Rockwall CDO Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Stratford CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER Westchester CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Servicer
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

If a second signature is required:
By:
Name:
Title:

LENDER BLT 2009 — 1 Ltd.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER CELTS CLO 2007 — 1 LTD
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Hudson Canyon Funding II Subsidiary Holding Company II LLC
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney In Fact

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Invesco Floating Rate Fund
By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Lehman Commercial Paper Inc.,
By:	/s/ Randall Braunfeld
	Name:	Randall Braunfeld
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Genesis CLO 2007-2 Ltd, by LLCP Advisors LLC as Collateral Manager
By:	/s/ Steven Hatman
	Name:	Steven Hatman
	Title:	Vice President

LENDER Confluent 3 Limited
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Invesco Prime Income Trust
By:	INVESCO Senior Secured Management, Inc.
As Sub-Advisor

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Invesco Van Kampen Dynamic Credit Opportunities Fund
By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Invesco Van Kampen Senior Loan Fund
By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Invesco Van Kampen Senior Loan Fund
By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Qualcomm Global Trading, Inc.
By:	Invesco Senior Secured Management, Inc.
As Investment Adviser

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER Zodiac Fund — Morgan Stanley US Senior Loan Fund
By:	Morgan Stanley Investment Management Inc.
as Investment Manager
By:	Invesco Senior Secured Management, Inc.
As Sub Investment Manager

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Authorized Signatory

If a second signature is required:
By:
Name:
Title:

LENDER LightPoint CLO V Ltd. as a Lender
By:	Neuburger Berman Fixed Income, LLC as
Collateral Manager for the Lender

By:	/s/ Ann E. O’Halloran
	Name:	Ann E. O’Halloran
	Title:	Vice President

If a second signature is required:
By:
Name:
Title:

LENDER LightPoint CLO II, Ltd. as a Lender
By:	Neuburger Berman Fixed Income, LLC as
Collateral Manager for the Lender

By:	/s/ Ann E. O’Halloran
	Name:	Ann E. O’Halloran
	Title:	Vice President

If a second signature is required:
By:
Name:
Title:

LENDER LightPoint CLO IV, Ltd. as a Lender
By:	Neuburger Berman Fixed Income, LLC as
Collateral Manager for the Lender

By:	/s/ Ann E. O’Halloran
	Name:	Ann E. O’Halloran
	Title:	Vice President

If a second signature is required:
By:
Name:
Title:

LENDER LightPoint CLO VIII, Ltd. as a Lender
By:	Neuburger Berman Fixed Income, LLC as
Collateral Manager for the Lender

By:	/s/ Ann E. O’Halloran
	Name:	Ann E. O’Halloran
	Title:	Vice President

If a second signature is required:
By:
Name:
Title:

LENDER MainStay VP Floating Rate Portfolio, a series of MainStay VP Series Fund, Inc.
By:	New York Life Investment Management LLC,
its Investment Manager

By:	/s/ John P. Cibbarelli
	Name:	John P. Cibbarelli
	Title:	Managing Director

If a second signature is required:
By:
Name:
Title:

LENDER MainStay VP Floating Rate Fund, a series of Eclipse Funds, Inc.
By:	New York Life Investment Management LLC,
its Investment Manager

By:	/s/ John P. Cibbarelli
	Name:	John P. Cibbarelli
	Title:	Managing Director

If a second signature is required:
By:
Name:
Title:

LENDER New York Life Insurance and Annuity Corporation
By:	New York Life Investment Management LLC,
its Investment Manager

By:	/s/ John P. Cibbarelli
	Name:	John P. Cibbarelli
	Title:	Managing Director

If a second signature is required:
By:
Name:
Title:

LENDER New York Life Insurance Company
By:	/s/ John P. Cibbarelli
	Name:	John P. Cibbarelli
	Title:	Managing Director

If a second signature is required:
By:
Name:
Title:

LENDER PIONEER FLOATING RATE TRUST
By:	/s/ Jonathan Sharkey
	Name:	Jonathan Sharkey
	Title:	Portfolio Manager

If a second signature is required:
By:
Name:
Title:

LENDER PPM Monarch Bay Funding LLC,
By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

If a second signature is required:
By:
Name:
Title:

LENDER PPM Grayhawk, CLO, Ltd.
By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

LENDER Serves 2006-1, Ltd
By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

LENDER Ameriprise Certificate Company
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

If a second signature is required:
By:	N/A
Name:
Title:

LENDER Cent CDO 10 Limited
By:	Columbia Management Investment Advisers,
LLC, fka RiverSource Investments, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

If a second signature is required:
By:	N/A
Name:
Title:

LENDER Cent CDO 12 Limited
By:	Columbia Management Investment Advisers,
LLC, fka RiverSource Investments, LLC

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

If a second signature is required:
By:	N/A
Name:
Title:

LENDER Cent CDO 14 Limited
By:	Columbia Management Investment Advisers,
LLC, fka RiverSource Investments, LLC

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

If a second signature is required:
By:	N/A
Name:
Title:

LENDER

Cent CDO XI Limited
By:	Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC As Collateral Manager

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

If a second signature is required:

By:	N/A
Name:
Title:

LENDER

Centurion CDO 8 Limited
By:	Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

If a second signature is required:

By:	N/A Name:
Title:

LENDER

Centurion CDO VI, Ltd.
By:	Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

If a second signature is required:

By:	N/A Name:
Title:

LENDER

Centurion CDO VII Limited
By:	Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

If a second signature is required:

By:	N/A Name:
Title:

LENDER

Cent CDO 15 Limited
By:	Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Assistant Vice President

If a second signature is required:

By:	N/A Name:
Title:

LENDER

Centurion CDO 9 Limited
By:	Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

If a second signature is required:

By:	N/A Name:
Title:

LENDER

RiverSource Bond Series, Inc. — RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Assistant Vice President

If a second signature is required:

By:	N/A Name:
Title:

LENDER

RiverSource Strategic Allocation Series, Inc. — RiverSource Strategic Income Allocation Fund

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Assistant Vice President

If a second signature is required:

By:	N/A Name:
Title:

LENDER

Cortina Funding,

By:	/s/ Arlene Arellano Name: Arlene Arellano
Title: Authorized Signatory

If a second signature is required:

By:	N/A Name:
Title:

LENDER

WM Pool — Fixed Interest Trust No. 7
By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein Name: Richard H. Weinstein
Title: Executive Vice President

LENDER

BSA Commingled Endowment Fund, LP,
By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein Name: Richard H. Weinstein
Title: Executive Vice President

LENDER

BSA Retirement Plan for Employees
By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein Name: Richard H. Weinstein
Title: Executive Vice President

LENDER

GMAM Group Pension Trust I
By:	State Street Bank & Trust Company as Trustee For GMAM Group Pension Trust I

By:	/s/ Michael Rex Name: Michael Rex
Title: Client Service Officer

LENDER

VZBFI L.P.,

By:	/s/ Roy Kelvin Name: Roy Kelvin
Title: CFO

If a second signature is required:

By:
Name:
Title:

Each of the persons listed on Annex A, Severally but not jointly, as Lender

By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Verint Systems Inc.
Annex A
UMC Benefit Board, Inc.
Hiscox Insurance Company (Bermuda) Ltd
Hiscox Syndicate 33
Symetra Life Insurance Company
Wellington Trust Company, National Association Multiple Common Trust Funds Trust-
Opportunistic Fixed Income Allocation Portfolio
Alterrra Insurance Limited
Stellar Performer Global Series W — Global Credit
SunAmerica Senior Floating Rate Fund, Inc.
United America Indemnity, Ltd
Wellington Trust Company, National Association Multiple Common Trust Funds Trust,
Opportunistic Investment Portfolio

LENDER

WhiteHorse I, Ltd.

By:	WhiteHorse Capital Partners, L.P. As collateral manager
By:	WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Ethan Underwood Name: Ethan Underwood
Title: Manager

If a second signature is required:

By:
Name:
Title:

LENDER

WhiteHorse III, Ltd.
By:	WhiteHorse Capital Partners, L.P. As collateral manager
By:	WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Ethan Underwood Name: Ethan Underwood
Title: Manager

If a second signature is required:

By:
Name:
Title:

Exhibit A- Mortgage Amendment
AFTER RECORDING, PLEASE RETURN TO:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: Real Estate Department
AMENDMENT NO. 1 TO DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING AND
FINANCING STATEMENT
THIS AMENDMENT NO. 1 TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING AND FINANCING STATEMENT (this “Amendment”) is made as of the 27th day of July, 2010 (the “Amendment Date”) between Verint Video Solutions Inc., a Nevada corporation, (“Grantor”), having an address at 330 South Service Road, Melville, New York, 11747, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch) as Administrative Agent for the Secured Parties, having an address at One Madison Avenue, New York, NY 10010 (together with any successors or assigns, the “Beneficiary”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement (the “Credit Agreement”) among Verint Systems Inc. (the “Borrower”), the lenders time to time party thereto and the Beneficiary, as administrative agent, dated as of May 25, 2007 (as amended, supplemented, replaced, restated, substituted or otherwise modified), the Secured Parties agreed to make available to Borrower certain loans and other financial accommodations to Borrower and letters of credit for the account of Borrower.
WHEREAS, Grantor wished to provide further assurance and security to the Beneficiary and the Secured Parties and as a condition to the Beneficiary and the Lenders executing the Credit Agreement, the Beneficiary and the Secured Parties required that Grantor grant to the Beneficiary, on behalf of the Secured Parties, a security interest in and a mortgage upon the Trust Property, to secure all of Grantor’s obligations under that certain Guarantee and Collateral Agreement made by the Borrower, certain of the Borrower’s subsidiaries and Beneficiary (as successor to Lehman Commercial Paper Inc. (“Lehman”)), dated as of May 25, 2007 (the “Guarantee and Collateral Agreement”), that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement (the “Deed of Trust”) made by Grantor to The Public Trustee of the County of La Plata, Colorado, Edward J. Murray, as trustee, for the use and benefit of the Beneficiary (as successor to Lehman), dated as of July 24, 2007 and recorded with the La Plata County Clerk on August 27, 2007 as Reception No. 963266 and the other Loan Documents.
WHEREAS, pursuant to Amendment No. 3 to Credit Agreement, among the Borrower, the Lenders, and Credit Suisse AG, Cayman Islands Branch dated July 27, 2010, the parties agreed to modify the aggregate amount of the Incremental Term Loans and the Revolving Credit Commitment Increases (as each term is defined in the Credit Agreement) such that the Term Loan Commitments and Revolving Credit Commitments may be increased to an aggregate of $865,000,000.

WHEREAS, Grantor and Beneficiary desire to modify the Deed of Trust pursuant to the terms of this Amendment, and confirm that the Deed of Trust remains in full force and effect, as modified by this Amendment;
NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Deed of Trust.
2. Amendments.
The final paragraph in the Granting Clauses of the Deed of Trust is hereby replaced by the following:
This Deed of Trust covers present and future advances and re-advances, in the aggregate amount of the obligations secured hereby, made by the Secured Parties for the benefit of Grantor, and the lien of such future advances and re-advances shall relate back to the date of this Deed of Trust; provided, however, that the maximum unpaid loan indebtedness secured hereby, exclusive of interest thereon, shall not exceed $865,000,000.
3. Confirmation of Lien. The Grantor affirms the liens and security interests granted in the Deed of Trust and confirms that the Deed of Trust secures, without limitation, the obligations under the Guarantee and Collateral Agreement. The Grantor agrees that the Deed of Trust remains unchanged, except as described in Section 2 hereto, and is in full force and effect and is hereby ratified and confirmed. Nothing contained herein or in any other document relating to the Credit Agreement shall constitute or be construed as a novation of any of the obligations and liabilities secured by the Deed of Trust.
4. Miscellaneous. (a) The Grantor represents and warrants that, to the Grantor’s knowledge, as of the Amendment Date (i) the representations and warranties of the Grantor set forth in the Deed of Trust are true in all material respects, and (ii) no Event of Default has occurred and be continuing.
(b) This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute the same instrument.
(c) The Grantor hereby confirms that it has no defenses or offsets with respect to its obligations under the Deed of Trust, as modified hereby.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

VERINT VIDEO SOLUTIONS INC.

By:	/s/ Douglas Robinson Name: Douglas Robinson
Title: Treasurer

ACKNOWLEDGMENT
STATE OF NEW YORK
COUNTY OF SUFFOLK
The foregoing instrument was acknowledged before me this 23 day of July, 2010 by Douglas Robinson on behalf of VERINT VIDEO SOLUTIONS INC.

/s/ Patricia C. Amend Notary Public
My Commission Expires: 10/23/2010

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch), as Successor Agent and Administrative Agent for the Secured Parties, as Beneficiary

By:	/s/ Jay Chall Name: Jay Chall
Title: Director

By:	/s/ Christopher Reo Day Name: Christopher Reo Day
Title: Associate

ACKNOWLEDGMENT
STATE OF NEW YORK
COUNTY OF NEW YORK
The foregoing instrument was acknowledged before me this 26th day of July, 2010 by Jay Chall, Director and Christopher Reo Day on behalf of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH.

/s/ Majorie E. Bull Notary Public
My Commission Expires: February 20, 2011

Exhibit B- Cover Page

CREDIT AGREEMENT
among
VERINT SYSTEMS INC.,
as Borrower,
The Several Lenders
from Time to Time Parties Hereto,
CREDIT SUISSE SECURITIES (USA) LLC,
RBC CAPITAL MARKETS
and
DEUTSCHE BANK SECURITIES INC.,
as Co-Lead Arrangers,
CREDIT SUISSE SECURITIES (USA) LLC,
RBC CAPITAL MARKETS
and
DEUTSCHE BANK SECURITIES INC.
as Joint Bookrunners,
DEUTSCHE BANK SECURITIES INC.,
as Syndication Agent,
ROYAL BANK OF CANADA,
as Documentation Agent,
and
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent
Dated as of May 25, 2007